GENERAL PARTNER'S PAYMENT CERTIFICATE
    (First Installment)


    Certificate, dated as of October 3, 1996 (this "Certificate"), of ORLANDO
R. MONTOYA (the "General Partner").

    This Certificate is delivered pursuant to the provisions of Section 5.1 of the First Amended and Restated Agreement of Limited Partnership dated as of August 1, 1996 (the "Partnership Agreement") of Los Lunas Apartments Limited Partnership (the "Partnership").

    The undersigned hereby certify that:

         (i) The General Partner has satisfied and continues to satisfy all of its material obligations under the Partnership
Agreement.

         (ii) The covenants, representations and warranties set forth in Section 6.6 of the Partnership Agreement are true and correct as of the date hereof.

         (iii) The Partnership is not in default under any of the Project Documents or any other material obligation of the Partnership.

         (iv) The covenants, representations and warranties set forth in the Tax Certificate issued by the General Partners to Boston
Capital Tax Credit Fund IV L.P. and dated as of August 1, 1996 are correct as of the date hereof in all material respects.

         (v)  The facts and representations set forth in the Fact
Sheet attached hereto as Exhibit A are true and correct as of the date hereof.

         (vi) Each of the conditions precedent to the payment of the First Installment (as such term is defined in the Partnership
Agreement) has been satisfied as of the date hereof.



    IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed as of the day and year set forth above.
GENERAL PARTNER:



/s/ Orlando R. Montoya
Orlando R. Montoya









    Exhibit A

    FACT SHEET

    LOS LUNAS APARTMENTS  LIMITED PARTNERSHIP




    1.   Sources and Uses of Funds


SOURCES OF FUNDS                                      APPLICATIONS OF FUNDS


Financing #1        $1,250,000  Construction Hard Costs     $1,808,000

Investment Limited  $1,086,935  Construction Soft           $  258,026
Partner Capita                  Costs

General Partner          $100   Development Fee             $ 150,000
Capital

Deferred              $38,991   Construction Contingency     $ 10,000
Development Fee

                                Construction                 $10,000
                                Contingency

                                Land                        $150,000

TOTAL
                    $2,376,026    TOTAL                   $2,376,026


    2.   Financing

    Construction


A.  Lender:                   Ranchers Bank

B.  Mortgage Amount:          $1,414,025

C.  Note Date:                September 6, 1995

D.  Interest Rate:            10%

E.  Amortization:             180 months

F.  Maturity Date:            June 6, 1996 (extended)

G.  Guarantors:               William J. Bonskowski

Permanent


A.  Lender:                   N.M. Mortgage Finance Authority

B.  Mortgage Amount:          $1,250,000

C.  Note Date:                To be determined

D.  Interest Rate:            10 Year TBill + 1.85%

E.  Amortization:              40 years

F.  Maturity Date:            40 Years

G.  Guarantors:               None


    3.   Eligible Basis:          $2,226,026

    4.   Qualified Basis:         $2,893,834
         (130% of Eligible Basis)

    5.   GP Capital Contribution: $100

    6.   Type of Credit:          100%, New Construction

    7.   Rent-up Schedule:

         16% by July 31, 1996;
         48% by August 31, 1996; and
         95% by September 30, 1996;

    8.   Projected Credit to the
           Investment Partnership:

         A.     $66,665 for 1996,
         B. $187,650 per annum for each of the years 1997 through 2005 (inclusive), and
         C.     $118,516 for 2006, and
         D.     $9,876 for 2007.

    9.   Total Projected Credit:

         A.    $69,832 for 1996,
         B. $189,545 per annum for each of the years 1997 through 2005 (inclusive),
         C.    $119,713 for 2006, and
         D.    $9,976 for 2007.

    10.  Tax Credit Application:

A.  Reservation Date:                August 24, 1994

B.  Reservation Amount:              $189,545/year

C.  Carryover Allocation Date:       December 14, 1994

D.  Carryover Allocation Amount:     $189,545/year

E.  LIHC Rate on 8609:               N/A


    11.  Apartment Complex:

A.  Name:                           Los Lunas Apartments

B.  Address:                        1450 Adela Lane SW
                                   Los Lunas, NM  87031

C.  County:                         Valencia

D.  MSA:


E.  Type of Project:


    12.  Median Income:                $38,300 (Family of Four, 1995)

    13.  Kind of Apartments:
Number of     Number of   Total      Basic       Utility
Bedrooms      Units       Sq. Ft.    Rent        Allowance

2              4            /unit    $417/month    $53

3              4            /unit    $471/month    $66

2             15            /unit    $504/month    $53

3             15            /unit    $571/month    $66


    14.  Rental Assistance:                        N/A

    15.  Annual Operating Expense:                $68,563 (plus 3% annual
            (beginning 1997)                         inflation)

    16.  Replacement Reserve Account:      $7,600/year
            (beginning 1998)

    17.  Maximum Yearly Distribution of
         Cash Flow permitted:                     Unlimited

    18.  Amount of Asset Management Fee
            to Boston Capital:                         $5,000/year
            (commencing 1997)

    19.  Amount of Total Depreciable Base
            Allocated to Personal Property:    $[0]

    20.  Completion Date:                            July, 1996

    21.  Total Capital Contribution of
             Investment Partnership:               $1,086,935

    22.  Schedule of Capital Contributions

Amount                Installment                    Conditions on Capital
                                                     Contributions

$706,007               First                         Tax Credits Set Aside,
                                                     Permanent Loan Commitment,
                                                     Construction Loan Closing,
                                                     Admission

$200,000              Second                         Completion Date, Cost
                                                     Certification, State
                                                     Designation

$160,928              Third                        Permanent Loan Closing,
                                                   Rental Achievement, Initial
                                                   100% Occupancy Date

$20,000               Fourth                         Tax Return and Audited
                                                     Financial


    23.  Fees and Special Distributions to be paid from Capital
      Contributions: None

    24.  General Partner:  Orlando R. Montoya




    Contact:                                    Orlando R. Montoya

    Address:                                    601 Main Street SE, Suite 30
                                             Los Lunas, NM 87031

    Telephone:


    Fax:







    25.  Ownership Interests:
           Partner     Normal             Capital             Cash
                       Operations         Transactions        Flow

General Partners         99%                  80%              80%

Investment Limited
Partners                 1%               19.999%              20%

Special Limited
Partner                  0%                 .001%               0%


    26.  Management Agent:             Mondel Enterprises
     Contact:            Orlando R. Montoya

     Address:            601 Main Street SE, Suite 30
                         Los Lunas, NM 87031

    Telephone:

    Fax:

    Amount of Fee:       6% of collected rents


    27.  Builder:                         Mondel Enterprises
     Builder's Profit:   $

     Builder's Overhead: $


    28.  Tax Return Preparer/Auditor:    James Caughren
     Address:                       P.O. Box 36014
                                    Albuquerque, NM 87176

Telephone:

    29.  Partnership Federal ID Number:     85-426988

    30.  Operating Deficit Guarantees: Unlimited

    31.  Building Breakdown:

            BIN             # of Units

       NM-94-22001
       NM-94-22002
       NM-94-22003
       NM-94-22004             ___

TOTAL                          38